When Recorded, return to:

Samuel L. Ciatu
Genesis Investment Group, Inc.
2777 E. Camelback Road
Phoenix, Arizona  85016


                              ASSIGNMENT OF OPTION


         THIS ASSIGNMENT OF OPTION ("Assignment") is made effective the 15th day of September, 1994, by and between MARTORI ENTERPRISES INCORPORATED, an Arizona corporation ("Assignor"), and GENESIS INVESTMENT GROUP, INC., an Arizona corporation ("Assignee").

         1. Assignment. Assignor hereby assigns to Assignee all of its right, title and interest existing under that certain Option Agreement ("Option Agreement") entered into effective March 31, 1994 by and between Assignor as Buyer thereunder and Indian Wells Partners, Ltd., a California limited partnership, as Seller thereunder. The Option Agreement relates to that certain real property described on Exhibit "A" attached hereto and incorporated herein by this reference.

         2. Assumption. Assignee hereby assumes all future obligations of Assignor as Buyer under the Option Agreement, and, effective upon execution hereof, agrees to indemnify and hold Assignor harmless from any and all future claims and liabilities arising under said Option Agreement.

         3. Further Action. Each party hereto shall, promptly upon the request of the other, have executed (and, if applicable, acknowledged) and delivered to the other any and all further instruments and assurances reasonably requested or otherwise necessary to carry out the intent of this Assignment.

         4. Consideration. The parties hereto acknowledge and agree there is adequate, good and valuable consideration in hand received for the making and entering into this Assignment and each and every obligation and undertaking herein.

IN WITNESS WHEREOF, the parties agree to the foregoing.


ASSIGNOR:                                   ASSIGNEE:

MARTORI ENTERPRISES INCORPORATED,           GENESIS INVESTMENT GROUP,
INC.,
an Arizona corporation                      an Arizona corporation

By:    Joseph P. Martori                    By:      Nancy J. Stone
  ---------------------------                 ----------------------------
       Joseph P. Martori                             Nancy J. Stone

Its: Chairman                                        Its: Vice President

STATE OF ARIZONA      )
                      ) ss.
County of Maricopa    )

         On this the 15th day of September, 1994, before the undersigned Notary Public personally appeared Joseph P. Martori, the Chairman of MARTORI ENTERPRISES INCORPORATED, an Arizona corporation, and acknowledged that as such officer, being authorized so to do, he/she executed the foregoing Assignment for the purposes herein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                             Michelle C. Lemieux
                       --------------------------------
                                Notary public

My Commission Expires:

April 11, 1997
----------------


STATE OF ARIZONA      )
                      ) ss.
County of Maricopa    )

         On this the 15th day of September, 1994, before the undersigned Notary Public personally appeared Nancy J. Stone, the Vice President of GENESIS INVESTMENT GROUP, INC., an Arizona corporation, and acknowledged that as such officer, being authorized so to do, he/she executed the foregoing Assignment for the purposes herein set forth.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            Michelle C. Lemieux
                                    -------------------------------------
                                                Notary public
My Commission Expires:

April 11, 1997
---------------

                                  EXHIBIT "A"

                               LEGAL DESCRIPTION


         An undivided 667/8,925 fee simple interest in and to the real property situated in Coconino County, Arizona, more particularly described in Docket 1422, page 850, at the office of the Coconino County Recorder, Coconino County, Arizona.

         Subject to the terms and conditions set forth in the Membership Plan for Sedona Vacation Club at Los Abrigados (the "Plan") recorded on September 16, 1991, in the official records of the Coconino County Recorder, Coconino County, Arizona at Docket 1422, page 850, and any amendments thereto.